77Q1(a)

1.  Articles of Amendment of American Century Quantitative Equity Funds
effective  October 4, 2010, Filed as Exhibit 99 (a)(18) to Form 485B
Post-Effective  Amendment No. 58 to  the  Registrant's  Registration
Statement  filed  on  Form  N-1A  10/28/10, effective 11/01/10, and incorporated herein by reference.